SECOND AMENDED AND RESTATED SECURITY AGREEMENT
Dated as of: March 30, 2023
This SECOND AMENDED AND RESTATED SECURITY AGREEMENT (“this Agreement”) is made, as of the date set forth above (the “date hereof”), by ARK RESTAURANTS CORP., a New York corporation (“Borrower” or “Grantor”), having an address at 85 Fifth Avenue, New York, New York 10036, in favor of BANK HAPOALIM B.M. (“Bank”), having an address at 1120 Avenue of the Americas, New York, New York 10036-2079.
BACKGROUND
A.Bank has entered into with Borrower a Second Amended and Restated Credit Agreement (Revolving Facility), dated as of March 30, 2023, (this credit agreement, as it may hereafter be amended or restated from time to time, being the “Revolving Facility Agreement,” the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) and has had delivered to it by Borrower a Revolving Promissory Note, dated March 30, 2023, in the face principal amount of $10,000,000.00 (together with any renewals, replacements, extensions, supplements or other modifications thereof and substitutions therefor (including notes of greater amounts), the “Revolving Note”).
B.Bank has entered into with Borrower an Omnibus Credit Agreement (Term Loans), dated as of June 1, 2018 (this credit agreement, as it has been and as it may hereafter be amended or restated from time to time, being the “Term Facility Agreement,” and together with the Revolving Facility Agreement, the “Facility Agreements”) and has had delivered to it by Borrower four Amended and Restated Promissory Notes, dated June 1, 2018, in the original principal amounts of $4,400,000.00, $5,100,000.00, $2,200,000.00 and $3,300,000.00 and two Promissory Notes, dated May 15, 2019, in the original principal amount of $7,000,000.00 and $3,200,000.00 (these six notes, together with any renewals, replacements, extensions, supplements or other amendments or other modifications thereof including without limitation the Amendments to Promissory Note of even date herewith between Borrower and Bank and substitutions therefor including notes of greater amounts, being the “Term Notes” and, together with the Revolving Note and any and all Project Term-Out Notes, the “Notes”).
C.It is a condition precedent to Bank's extending or continuing credit to Borrower under the Facility Agreements that Grantor shall have granted the security interests contemplated by this Amended and Restated Security Agreement (“this Agreement”).
AGREEMENTS
NOW, THEREFORE, in consideration of the premises and in order to induce Bank to extend or continue credit to Grantor, Grantor hereby agrees as follows:
1.Grant of Security. As security for the Obligations (as hereinafter defined), Grantor hereby assigns and pledges to Bank, and hereby grants to Bank a continuing security interest in, all of Grantor’s right, title and interest in and to the following, in all cases whether now or hereafter existing and whether now owned or hereafter acquired (the “Collateral”):
(a)All accounts, documents, chattel paper, general intangibles, payment intangibles, and letter-of-credit rights, and all rights now or hereafter existing in and to all security agreements, letters of credit and other supporting obligations or contracts securing or otherwise relating to any of the foregoing (any and all such accounts, documents, chattel paper, general intangibles, payment intangibles and letter-of-credit rights being the “Receivables,” and any and all such security agreements, letters of credit and other supporting obligations or contracts being the “Related Contracts”);

(b)All deposit accounts, investment property and financial assets; and, without limiting the generality of the foregoing, the equity interests including, without limitation, the investment property, general intangibles and all other property and rights, described in Exhibits C-1 through C-18 attached hereto and made a part hereof (all of such property described in Exhibits C-1 through C-18 being referred to herein collectively as the "Equity Interests");
(c)All drafts, acceptances, promissory notes, and other instruments (the “Instrument” or “Instruments”);
(d)All equipment, machinery, trucks and other motor vehicles, furnishings and fixtures, all parts thereof, all accessions thereto and all replacements thereof, wherever located (any and all such equipment, machinery, vehicles, furnishings, fixtures, parts, accessories and replacements being the “Equipment”);
(e)All inventory in all of its forms, wherever located, (including, but not limited to) (i) all raw materials and work in process therefor, all finished goods thereof, and all materials used or consumed in the production thereof, (ii) all goods in which Grantor has a joint or other interest or right of any kind (including, without limitation, goods in which Grantor has an interest or right as consignee), (iii) all goods which are returned to or repossessed by Grantor) and (iv) all accessions thereto, products thereof and documents therefor) (any and all such inventory, accessions, products and documents being the “Inventory”), all farm products, and all other goods;
(f)All trademarks, trademark licenses, trade names, service marks, logos, patents and the goodwill symbolized by any of the foregoing (collectively, the “IP Items”);
(g)All proceeds of and rights and claims under credit insurance policies and other insurance policies relating to any of the Receivables or any other Collateral;
(h)All books, records, programs and software relating to any of the foregoing Collateral; and
(i)All cash and non-cash proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all claims and payments under insurance (whether or not Bank is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;
provided, that, in no event shall Collateral include the following (“Excluded Assets”): (i) any asset if and to the extent that a security interest therein (a) is prohibited by or in violation of any applicable law, rule or regulation binding on Grantor or (b) requires consent of any Governmental Authority that has not been obtained, (ii) any “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of the Lanham Act has been filed, to the extent that, and solely during the period for which, any assignment of an “intent-to-use” application prior to such filing would violate the Lanham Act, and (iii) any lease, license, franchise, charter, contract or agreement (together with any rights or interest thereunder) (each, for purposes of this proviso, a “Collateral Contract”), in each case, if and to the extent a security interest therein granted to Bank is prohibited by or in violation of a provision of any such Collateral Contract, or would result in the abandonment, invalidation or unenforceability thereof or create a right of termination in favor of or require the consent, approval, license or authorization of any third party (other than Grantor) thereto, except, in each case, to the extent that such prohibition, violation or restriction would be ineffective under the Uniform Commercial Code or other

Applicable Law; provided, that (A) the exclusions referred to in the foregoing proviso shall not apply to any proceeds (as such term is defined in Article 9 of the Uniform Commercial Code) or receivables of any Collateral Contract or other such asset (unless such proceeds or receivables would otherwise constitute Excluded Assets) and provided further, that, upon the removal or termination of the provision or circumstance which has resulted in a Collateral Contract or other asset being an Excluded Asset, that Collateral Contract or other asset shall automatically and simultaneously become Collateral and the security interest created hereby shall automatically and simultaneously extend to that Collateral Contract or other asset (and, if required by Article 9 of the Uniform Commercial Code for that Collateral Contract or other asset to be subject to a security interest in favor of Bank, Grantor shall automatically and simultaneously grant to Bank an additional security interest hereunder in that Collateral or other asset). Grantor represents and warrants to Bank that no Equity Interest is or will be an Excluded Asset and that, to the best of its knowledge, no other property described in any of clauses 1(a)-(i) inclusive above constitutes an Excluded Asset.
2.Security for Obligations. This Agreement and the Collateral secure the payment of all obligations of Borrower now or hereafter existing under the Facility Agreements and the Notes (whether for principal, interest, commissions, fees, expenses or otherwise), all obligations of Borrower with respect to any letters of credit (now or hereafter existing) as to which Borrower (or Borrower and a subsidiary of Borrower) is an account party, and all other obligations of Borrower to Bank now or hereafter existing, whether direct or indirect, whether absolute or contingent, whether acquired directly or by assignment and whether or not related to either of the Facility Agreements including, but not limited to, all obligations of Borrower to Bank, now or hereafter existing, under any Cash Management Agreement, as that term is defined in either of the Facility Agreements (all such obligations referred to in this Section 2 being the “Obligations”).
3.Delivery of Collateral. All Instruments, all letters of credit, all tangible chattel paper and all certificated securities referred to in Exhibits C-1 through C-7 hereto, shall be delivered to and held by Bank pursuant hereto and shall be endorsed by Grantor to Bank in a form and manner satisfactory to Bank. In addition, Grantor shall, upon the issuance of each such letter of credit, deliver to Bank a consent of the issuing bank and any confirming or nominated bank (in form and substance satisfactory to Bank) to the assignment to Bank of the proceeds thereof.
4.Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under all contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Bank of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Bank shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Bank be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
5.Representations and Warranties. Grantor represents and warrants as follows (and, as long as this Agreement is in effect, shall be deemed to represent and warrant on the date of each Credit Extension and Advance):
(a)The chief place of business of Grantor and the office where Grantor keeps its records concerning the Collateral is the address for Grantor specified at the head of this Agreement.
(b)Grantor is the legal and beneficial owner of the Collateral free of any lien, security interest, option or other charge or encumbrance except for the assignments and security interests created by this Agreement and Permitted Liens.

(c)None of the Collateral consists of an Instrument, chattel paper or certificated stock certificate or membership interest which has not been delivered to Bank or as to which Grantor has failed to comply with the requirements of Section 3. None of the securities described in Exhibits C-9 through C-18 hereto are or will become certificated.
(d)Except for Inventory in transit, no Inventory is subject to a negotiable document of title. No Inventory is subject to a document of title issued in the name of anyone other than Grantor or Bank. All Inventory and Equipment that is not in transit to a Restaurant or a warehouse listed in Exhibit A hereto is located at a Restaurant or such a warehouse.
(e)Grantor is not in material default under any contract which is included (or Grantor’s rights under which are included) in the Collateral.
(f)No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office or registry except such as may have been filed in favor of Bank relating to this Agreement or as evidencing Permitted Liens.
(g)Grantor has no trade name and has never done business under another name.
(h)This Agreement creates a valid and, upon the filing of an appropriate UCC-1 financing statement with the Secretary of State of the State of New York and/or the taking of possession by Bank of the Collateral, perfected, first-priority (subject only to Permitted Liens) security interest in the Collateral that may be perfected by the filing of a UCC-1 financing statement or the taking of possession by Bank, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been (or will be) duly made or taken subject to any applicable threshold or limitation expressly set forth herein.
(i)Except for the filing of an appropriate financing statement with the Secretary of State of the State of New York (which has been done), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Grantor of the assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the perfection of or the exercise by Bank of its rights and remedies hereunder.
(j)Grantor is a corporation registered and organized under the law of New York and whose status is active. The execution, delivery and performance by Grantor of this Agreement are within Grantor’s corporate powers, have been duly authorized by all necessary corporate and shareholder action, and do not contravene (i) Grantor’s charter or bylaws or (ii) law or any contractual restriction binding on or affecting Grantor.
6.Further Assurances. (a) From time to time, at its own expense, Grantor shall promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that Bank may reasonably request, in order to perfect and protect the assignment and security interest granted or purported to be granted hereby or to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Grantor, upon Bank’s demand, shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, or as Bank may request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby, shall use commercially reasonable efforts to obtain from each owner and operator of a warehouse in which Inventory is stored such agreements and acknowledgments as Bank may reasonably request to ensure, among other things, that Bank will be able to block withdrawals of such Inventory from the warehouse after an Event of Default, that Bank will be able to repossess such Inventory after an Event of Default and that Bank will have perfected its security interest in such documentary through notice to such owner or operator.
(k)Grantor hereby irrevocably authorizes Bank to file one or more financing statements in whatever filing offices Bank considers appropriate. Such financing statements may describe the collateral covered thereby as being all Grantor’s assets (whether now owned or hereafter acquired, whether now existing or hereafter created or arising and wherever located) or all Grantor’s personal property (whether now owned or hereafter acquired, whether now existing or hereafter created or arising and wherever located) or using any narrower description Bank elects. Any such financing statement may also contain the following statement (or words of similar import): “Without Secured Party’s prior written consent, Debtor may not grant any security interest in any of the collateral to anyone other than Secured Party and may not make any sales or other dispositions of any of it.”
(l)Grantor shall furnish to Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Bank may request, all in reasonable detail.
(m)Grantor hereby irrevocably authorizes Bank to demand UCC termination statement(s) from any secured creditors of Grantor to whom Grantor owes no obligations.
7.Place of Perfection, Etc. Grantor shall keep its chief place of business, chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Section 5(a) or, upon thirty days prior written notice to Bank, at such other location in New York County, New York where all action required by applicable law to continue without interruption Grantor’s perfected, first-priority security interest in the Collateral shall have been taken. Grantor shall continue to be organized and registered under the law of the State of New York.
8.Insurance. (a) Grantor shall, at its own expense, maintain insurance with respect to the Inventory and the Equipment in such amounts (but in any event not less at any time than the then fair market value of the Inventory and Equipment), against such risks, in such form and with such insurers, as shall be satisfactory to Bank from time to time (it being understood that each such insurer shall have a Best Rating of A-, Class IX or better). Each policy for property damage insurance shall provide for all losses (except for losses of less than $10,000 per occurrence) to be paid directly to Bank. Each such policy shall in addition (i) name Grantor and Bank as insured parties thereunder (without any representation or warranty by or obligation upon Bank) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to Bank notwithstanding any action, inaction or breach of representation or warranty by Grantor, (iii) provide that there shall be no recourse against Bank for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days’ prior written notice of cancellation or of lapse shall be given to Bank by the insurer. Grantor shall, if so requested by Bank, deliver to Bank original or duplicate policies of such insurance and, as often as Bank may reasonably request a report of reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Bank, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.
(n)Proceeds under any liability insurance maintained by Grantor may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 8 is not applicable, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 8 shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.
(o)Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $10,000, per occurrence) of any Inventory or Equipment, all insurance payments in respect of such Inventory or Equipment shall be paid to and applied by Bank as specified in Paragraph 23(b).
9.As to Equipment. Grantor shall:
(a)At all times keep each item of the Equipment either in a warehouse identified in Exhibit A hereto or in a Restaurant.
(b)Cause the Equipment, taken as a whole, to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Grantor shall promptly furnish to Bank a statement respecting any material loss or damage to any of the Equipment.
(c)Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment except to the extent the validity thereof is being contested in good faith.
(d)Upon Bank’s request, use commercially reasonable efforts (and cause each Subsidiary which has granted to Bank a security interest in its Equipment to use commercially reasonable efforts) to obtain from each landlord of Borrower (and each landlord of each such Subsidiary) a landlord’s waiver or subordination satisfactory to Bank and whatever other agreements Bank may require to ensure it has a perfected, first-priority security interest in the Equipment (and the equipment of each such Subsidiary).
10.As to Inventory. Grantor shall:
(a)(Except for Inventory in transit or located at a Restaurant) keep the Inventory at the warehouses identified in Exhibit A hereto.
(b)Upon Bank’s request, use commercially reasonable efforts to obtain from each owner of a warehouse in which any Inventory is or may be stored, a landlord’s lien waiver in form and substance satisfactory to Bank and whatever other agreements Bank may require to ensure it has a perfected, first-priority security interest in and control over such Inventory.
(c)Except as otherwise expressly provided in the Revolving Facility Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith and without jeopardy to Bank’s security interest therein.

(d)Subject to § 9.3(b) of the Revolving Facility Agreement, permit Bank and its agents to make inspections and audits of the Inventory when and as often as Bank considers necessary or desirable during regular business hours.
11.As to Instruments. (a) Grantor shall deliver to Bank each Instrument (with whatever endorsements Bank reasonably requires), to be held by Bank as long as this Agreement is in effect, and shall otherwise comply with Section 3. For purposes of perfecting Bank’s security interest therein, possession of an Instrument by an agent or correspondent of Bank shall constitute possession thereof by Bank and any possession thereof by Grantor shall be as a custodial agent for Bank.
(e)Bank is hereby irrevocably authorized (but not in any manner obligated) in its sole discretion, after the occurrence and during the continuance of a Default or an Event of Default, to collect any and all Instruments (including but not limited to any acceptance of a draft) and to apply the proceeds thereof against any of the Obligations (whether or not then due). Nothing in this Agreement shall impose on Bank any greater responsibility with respect to any Instruments than it would have under the International Chamber of Commerce Uniform Rules for Collections, as modified by Bank’s standard agreement, if any, regarding documentary collections. The assignments and authorizations contained in this Section 11 shall not in any way release Grantor of its obligations to pay the Obligations in full, and Grantor shall be fully liable for any deficiencies. Grantor shall fully cooperate with Bank’s efforts to collect the Instruments including notifying and instructing the parties obligated on them to make payment to Bank rather than Grantor.
(f)Nothing in this Section 11 shall be construed or operate so as to impose any obligation or duties on Bank. The powers conferred on Bank hereunder are solely to protect its interest in the Instruments and shall not impose any duty on it to exercise any such powers, except to use reasonable care in the custody of any Instruments which Bank has physical possession of itself (as distinguished, for instance, from possession through a custodian or agent) and accounting for monies actually received by it hereunder (as distinguished, for instance, for monies received by a custodian or agent but not remitted to Bank). Without limiting the generality of the foregoing, Bank shall have no liability to Grantor in connection with any misfeasance, malfeasance or negligence on the part of any institutional custodian or agent which Bank has selected in good faith and which is a reputable financial institution, and no payment shall be considered to have been received by Bank merely by virtue of its having been received by such a custodian or agent unless Bank has directed that such payment be paid to such custodian or agent.
12.As to Receivables. (a) Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables at the location therefor specified in Section 5(a). Grantor shall hold and preserve such records and shall permit representatives and agents of Bank at any time during normal business hours to inspect and make abstracts from such records and to test whatever Receivables it wishes.
(g)Except as otherwise provided in this Section 12, Grantor shall continue to collect, at its own expense, all amounts due or to become due Grantor under the Receivables. In connection with such collections, Grantor may take (and after the occurrence of a Default or an Event of Default, at Bank’s direction, shall take) such action as Grantor or Bank may reasonably deem necessary or advisable to enforce collection of the Receivables. After the occurrence of an uncured Default and after the occurrence and during the continuation of an Event of Default, Bank shall have the right, at any time after notice to Grantor, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Bank and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Bank and, upon such notification and at the expense of Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Bank referred to in the preceding sentence, (i) all amounts and proceeds (including Instruments) received by Grantor in respect of the Receivables shall be received in trust for the benefit of Bank hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Paragraph 23(b), and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon that is material or outside the ordinary course of Grantor’s business. Grantor hereby irrevocably authorizes and directs all obligors and account debtors under any Receivables and Related Contracts to make all payments under the Receivables and Related Contracts upon which they are obligated directly to Bank after receiving notice to do so from Bank. Upon Bank’s request, Grantor shall join in any instructions or directions regarding payment of the Receivables and Related Contracts which Bank desires but no such joinder shall be required to make such instructions or directions effective.
(h)Grantor shall: (i) refrain from act or omission which would interfere with, or in any manner prevent, Bank’s obtaining the full benefits of the Receivables, the Instruments or this Agreement; (ii) upon Bank’s request, appear in and defend any action arising out or in any manner connected with the Receivables or the Instruments; (iii) comply fully with its material obligations under the Receivables and Related Contracts; and (iv) as to any Receivables or Instruments owed by a government agency, use commercially reasonable efforts to give whatever notices and take whatever actions are required to allow Bank to collect such Receivables or Instruments if it chooses. Grantor shall not: (i) modify or amend any of the Receivables, Instruments or Related Contracts except in accordance with prudent business practice, or (ii) waive any material default or conditions under any of the Receivables, Instruments or Related Contracts except in accordance with prudent business practice.
13.As to IP Items.
(a)As of the date hereof, Grantor represents and warrants that it is the true and lawful owner or licensee of the IP Items (if any) listed in Exhibit B hereto and that those IP Items constitute all the IP Items registered in the United States Patent and Trademark Office that Grantor now owns or uses in connection with its business. As of the date hereof, Grantor represents and warrants that it owns or is licensed to use all IP Items that it uses. As of the date hereof, Grantor further represents and warrants that it is aware of no third party claim that any aspect of Grantor’s present or contemplated business operations infringes or will infringe in any material respect any IP Item.
(b)Grantor shall not, other than in the ordinary course of business or as a matter of prudent management, divest itself of any right under an IP Item without the prior written consent of Bank unless such IP Item is no longer necessary for its operations in any material respect.
(c)Grantor, promptly upon learning thereof, shall notify Bank in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any material respect any of Grantor’s rights in and to any significant IP Item, or with respect to any party claiming that Grantor’s use of any significant IP Item violates in any material respect any property right of that party. Grantor shall, unless otherwise directed by Bank, diligently prosecute any person materially infringing any significant IP Item to the extent such infringement would have a material adverse effect on Grantor’s financial condition or business.

(d)Grantor shall use its significant IP Items in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such IP Items as trademarks or service IP Items registered under the laws of the United States (unless such IP Item is no longer necessary for its operations in any material respect).
(e)Grantor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. §§1051 et seq. to maintain trademark registration material to its business or operations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its IP Items pursuant to 15 U.S.C. §§1058(a), 1059 and 1065, shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of Bank, other than, in each case, to the extent such IP Item is no longer necessary for Grantor's operations in any material respect. Grantor shall notify Bank six months prior to the dates on which the affidavits of use or the applications for renewal registration are due that the affidavit of use or the renewal is being processed.
(f)If any IP Item registration issues hereafter to Grantor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, Grantor shall deliver a copy of such certificate, and a grant of security in such IP Item to Bank, confirming the grant thereof hereunder, in form and substance satisfactory to Bank.
(g)Upon the occurrence and during the continuance of an Event of Default, Bank, by written notice to Grantor, may take any or all of the following actions: (i) declare the entire right, title and interest of Grantor in and to each of the IP Items, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in Bank, in which case Grantor agrees to execute an assignment, in form and substance satisfactory to Bank, of all its rights, title and interest in and to the IP Items to Bank; (ii) take and use or sell the IP Items and the goodwill of Grantor’s business symbolized by the IP Items and the right to carry on the business and use the assets of Grantor in connection with which the IP Items have been used; and (iii) direct Grantor to refrain, in which event Grantor shall refrain, from using the IP Items in any manner whatsoever, directly or indirectly, and, if requested by Bank, change Grantor’s corporate name to eliminate therefrom any use of any IP Item and execute such request to further confirm this and to transfer ownership of the IP Items and registrations and any pending trademark application in the United States Patent and Trademark Office to Bank.
14.As to Deposit Accounts. For each deposit account that Grantor at any time opens or maintains, Grantor shall, at Bank’s request and option, pursuant to an agreement in form and substance satisfactory to Bank, either (a) cause the depositary bank to comply at any time with instructions from Bank to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Grantor, or (b) arrange for Bank to become the customer of the depositary bank with respect to the deposit account, with Grantor being permitted, only with the consent of Bank, to exercise rights to withdraw funds from such deposit account. The provisions of this section shall not apply to (i) any deposit account for which Grantor, the depositary bank and Bank have entered into a cash collateral agreement specially negotiated among Grantor, the depositary bank and Bank for the specific purpose set forth therein, (ii) a deposit account for which Bank is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Grantor’s salaried employees.
15.As to Investment Property. (a) If Grantor shall at any time hold or acquire any certificated securities, Grantor shall forthwith endorse, assign and deliver the same to Bank, accompanied by such instruments of transfer or assignment duly executed in blank as Bank may from time to time specify. If any securities now or hereafter acquired by Grantor are uncertificated and are issued to Grantor or its nominee directly by the issuer thereof, Grantor shall immediately notify Bank thereof and, at Bank’s request and option, pursuant to an agreement in form and substance satisfactory to Bank, either (a) cause the issuer to agree to comply with instructions from Bank as to such securities, without further consent of Grantor or such nominee, or (b) arrange for Bank to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Grantor are held by Grantor or its nominee through a securities intermediary or commodity intermediary, Grantor shall immediately notify Bank thereof and, at Bank’s request and option, pursuant to an agreement in form and substance satisfactory to Bank, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Bank to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Bank to such commodity intermediary, in each case without further consent of Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for Bank to become the entitlement holder with respect to such investment property, with Grantor being permitted, only with the consent of Bank, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this Section shall not apply to any financial assets credited to a securities account for which Bank is the securities intermediary.
(h)With respect to the Equity Interests described in Exhibits C-8 through C-18, Grantor shall cause each of the issuers referred to therein to execute and deliver to Bank an instruction to register pledge and a confirmation statement and instruction agreement in favor of Bank.
16.As to Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, Grantor shall promptly notify Bank thereof and, at Bank’s request and option, shall use commercially reasonable efforts to promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Bank, that the bailee holds such Collateral for the benefit of Bank, and that such bailee agrees to comply, without further consent of Grantor, with instructions from Bank as to such Collateral.
17.As to Electronic Chattel Paper and Transferable Records. If Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Grantor shall promptly notify Bank thereof and, at the request and option of Bank, shall take such action as Bank may reasonably request to vest in Bank control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Bank agrees with Grantor that Bank will arrange, pursuant to procedures satisfactory to Bank and so long as such procedures will not result in Bank’s loss of control, for Grantor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by Grantor with respect to such electronic chattel paper or transferable record.

18.As to Letter-of-Credit Rights. If Grantor is at any time a beneficiary under a letter of credit, Grantor shall promptly notify Bank thereof and, at the request and option of Bank, Grantor shall, pursuant to an agreement in form and substance satisfactory to Bank, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to Bank of the proceeds of the letter of credit, or (ii) arrange for Bank to become the transferee beneficiary of the letter of credit, with Bank agreeing, in each case, that the proceeds of the letter to credit are to be applied as provided in Paragraph 23(b).
19.As to Commercial Tort Claims. If Grantor shall at any time hold or acquire a commercial tort claim, Grantor shall immediately notify Bank in a writing signed by Grantor of the particulars thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.
20.Bank Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Bank Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Bank or otherwise, from time to time after an Event of Default occurs and is continuing, in Bank’s discretion, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
(a)to obtain and adjust insurance required to be paid to Bank pursuant to Section 8,
(b)to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
(c)to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and
(d)to file any claims or take any action or institute any proceedings which Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Bank with respect to any of the Collateral.
21.Bank May Perform. If Grantor fails to perform any agreement contained herein, Bank may itself perform, or cause performance of, such agreement after written notice of its intent to do so is delivered to Grantor, and the reasonable expenses of Bank incurred in connection therewith shall be payable by Grantor under Paragraph 24(b).
22.Bank’s Duties. The powers conferred on Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
23.Remedies. If any Event of Default occurs and is continuing:
(a)Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as enacted in the State of New York (the “Code”) (whether or not the Code applies to the affected Collateral) and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or part of the Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Bank’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Grantor agrees that to the extent notice of sale shall be required by law, at least ten calendar days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b)All cash and other proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Bank, be held by Bank as collateral for, and/or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Section 24) in whole or in part by Bank against, all or any part of the Obligations in such order as Bank shall elect.
24.Indemnity and Expenses.
(a)Grantor agrees to indemnify Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Bank’s gross negligence or willful misconduct.
(b)Grantor shall, within 10 days after Bank’s demand, pay to Bank the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Bank may incur in connection with (i) the enforcement of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Bank hereunder, (iv) the failure by Grantor to perform or observe any of the provisions hereof, or (v) any audit, testing or monitoring of the Collateral.
25.Transfers and Other Liens. Grantor shall not, without Bank’s prior written consent:
(a)Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except for: (i) Permitted Liens, (ii) the liquidation, sale or use of cash or cash equivalents, (iii) non-exclusive licenses or sublicenses of rights or interest in intellectual property or other Collateral to third parties in the ordinary course of business not materially interfering with the conduct of the business of Grantor or any subsidiary, (iv) sales, discounting or forgiveness of Receivables otherwise permitted hereunder, (v) while no Event of Default has occurred and is continuing, sales of Inventory in the ordinary course of its business as presently conducted and (vi) while no Event of Default has occurred and is continuing, the disposition of Equipment that is obsolete and no longer useful in Grantor’s business.
(b)Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure Debt of any person or entity, except the security interests in favor of Bank created by this Agreement.
26.Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom shall in any event be effective unless it is in writing and signed by Bank and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

27.Addresses for Notices. All notices and other communications provided for hereunder shall be in writing if to Grantor, mailed (certified mail, return receipt requested) or hand delivered to it, addressed to it at the address of Grantor specified at the head of this Agreement and, if to Bank, mailed (certified mail, return receipt requested) or delivered to it, addressed to it at the address of Bank specified at the head of this Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this section. All such notices and other communications shall, when mailed or telefaxed, respectively, be effective when deposited in the mails or received by hand delivery, respectively, addressed as aforesaid.
28.Continuing Security Interest; Transfer of a Facility Agreement or Note. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of all Obligations (other than contingent, indemnification obligations for which no claim has been brought), termination of the Facility Agreements and cancellation of the Notes or until it is released in writing by Bank, (b) be binding upon Grantor, its successors and assigns and (c) inure to the benefit of Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Bank may assign or otherwise transfer either of the Facility Agreements and any of the Notes to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Bank herein or otherwise.
29.Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Revolving Credit Agreement, or Term Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. For purposes of this Agreement, an Event of Default shall be deemed to be “continuing” and there shall be deemed to be a “continuance” (or similar words to that effect) of an Event of Default unless (x) (a) such Event of Default is curable, (b) such Event of Default has in fact been cured, and (c) the cure of such Event of Default has been accepted in writing by Bank or (y) such Event of Default has been waived in writing by Bank. As used herein, the term “Default” shall mean any event or circumstance which with notice and/or the passage of time would constitute an Event of Default (as defined in the Revolving Credit Agreement and the Term Credit Agreement). Capitalized terms used herein but not defined herein shall have the meanings given those terms in the Revolving Credit Agreement and Term Credit Agreement.
30.Amendment and Restatement. This Agreement amends and restates the Amended and Restated Security Agreement, dated as of May 15, 2019, between Grantor and Bank (the “Prior Security Agreement”) in its entirety with respect to Grantor's obligations and liabilities thereunder and is intended to, and does, continue the security interests created by the Prior Security Agreement. This Agreement is not intended to, and does not, create or constitute a novation of the Obligations referred to therein. This Section 30, however, shall not be construed as and shall not constitute a limitation on any security interest created by this Agreement and shall not be construed as and shall not constitute a limitation on any Obligation referred to herein.
31.Waiver and Release. Grantor acknowledges that it has no defense, counterclaim or offset, or any rights therefor, with respect to its obligations under the Prior Security Agreement and the security interests created thereby, and waives and releases any such defense, counterclaim or offset, or any rights therefor, that it may have. GRANTOR HEREBY RELEASES BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COSTS OR EXPENSES ORIGINATING IN WHOLE OR IN PART BEFORE THE DATE OF THIS AGREEMENT WITH RESPECT TO THE PRIOR SECURITY AGREEMENT AND/OR THE COLLATERAL.

32.Waiver of Jury Trial. GRANTOR AND (BY ACCEPTANCE HEREOF) BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS SECURITY AGREEMENT. GRANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK OR BANK’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.
(Signature pages follow)

Executed as of the date hereof by:
ARK RESTAURANTS CORP., a New York corporation

By: /s/ Anthony Sirica
Name:     Anthony Sirica
Title:      Chief Financial Officer

(Signature of Bank follows)

Signature Page to
Second Amended and Restated Security Agreement
(ARK Restaurants Corp. Document #25732625)

BANK:
BANK HAPOALIM B.M.

By: /s/ James Surless
Name: James Surless
Title: First Vice President

By: /s/ Michael Gorman
Name: Michael Gorman
Title: First Vice President

Signature Page to
Second Amended and Restated Security Agreement
(ARK Restaurants Corp. Document #25732625)

EXHIBIT A
Location of Warehouse(s) at Which Inventory is Stored
1.    21-07 41st Avenue, Long Island City, New York 11101
2.    85 Fifth Avenue, 14th Floor, New York, New York 10003
3.    15 West 39th Street, Basement, Room #3, New York, New York 10018
4.    32 West 40th Street, New York, New York 10018
5.    9 Kavalec Lane, Building 1, Unit A, Warwick, New York 10990
6.    1054 31st Street, NW Suite 536, Washington, DC 20007
7.    1 Racetrack Drive, 50 State Route 120, East Rutherford, New Jersey 070732
8.    3535 West Harmon Avenue, Las Vegas, Nevada 89103
9.    3220 S.W 2nd Avenue Fort Lauderdale, Florida 33315
10.    3250 NE Candice Avenue, Jensen Beach, Florida 34957
11.    41 SE 19th Street, Deerfield, Florida 33441
12.    4419 W. Tradewinds Avenue, Lauderdale by the Sea, Florida 33308

EXHIBIT B
Intellectual Property
None

EXHIBIT “C-1”
(a)100 shares of common stock of ARK POTOMAC CORP., a Washington D.C. corporation (“Issuer”) (currently evidenced by Certificate No. 2, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-2”
(a)100 shares of common stock of ARK HOLLYWOOD/TAMPA CORP., a Delaware corporation (“Issuer”) (currently evidenced by Certificate No. 3, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-3”
(a)100 shares of common stock of ARK LAS VEGAS RESTAURANT CORP., a Nevada corporation (“Issuer”) (currently evidenced by Certificate No. 3, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-4”
(a)100 shares of common stock of LAS VEGAS STEAKHOUSE CORP., a Nevada corporation (“Issuer”) (currently evidenced by Certificate No. 5, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-5”
(a)100 shares of common stock of LAS VEGAS PLANET MEXICO CORP., a Nevada corporation (“Issuer”) (currently evidenced by Certificate No. 5, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-6”
(a)100 shares of common stock of LAS VEGAS FESTIVAL FOOD CORP., a Nevada corporation (“Issuer”) (currently evidenced by Certificate No. 5, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-7”
(a)100 shares of common stock of LAS VEGAS AMERICA CORP., a Nevada corporation (“Issuer”) (currently evidenced by Certificate No. 4, dated August 10, 2021, issued in the name of Ark Restaurants Corp.) (the “Pledged Shares”);
(b)All rights of the holder of the Pledged Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Pledged Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Pledged Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Pledged Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto;
(c)All shares of capital stock, other than the Pledged Shares, now or hereafter issued by Issuer (the “Additional Shares”) and all certificates evidencing same;
(d)All rights of the holder of the Additional Shares and any other securities, dividends, profits, distributions, share dividends, additional shares, or warrants, issued with respect to the Additional Shares, including, but not limited to, any distribution upon dissolution or liquidation of the Issuer, all new, substituted and additional shares, or other securities, issued by reason of any share dividend, reclassification, readjustment or other change in the capital structure of the Issuer, any warrants or other rights or options issued in connection with the Additional Shares, and all shares, securities or other property to which Ark Restaurants Corp. may become entitled pursuant thereto, and any purchase rights, conversion rights or redemption rights with respect to the Additional Shares, and all shares, securities and other property to which Ark Restaurants Corp. may become entitled pursuant thereto; and
(e)all proceeds of any of the foregoing.

EXHIBIT “C-8”
[Intentionally left blank]

EXHIBIT “C-9”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Bryant Park LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-10”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Museum LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-11”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Causeway Real Estate, LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d)

payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-12”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Oyster House Causeway II, LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-13”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Gulf Shores Real Estate, LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-14”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Oyster House Gulf Shores I, LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-15”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Deerfield Beach, LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d)

payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-16”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Island Beach Resort LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-17”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Shuckers LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.

EXHIBIT “C-18”

A.    The Pledged Interests.

B.    The Future Rights associated with the Pledged Interests.

C.    The Proceeds.

The capitalized terms used herein shall have the meanings defined below:

“Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Equity Interests” means all limited liability company interests, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in the Issuer, whether voting or nonvoting, certificated or uncertificated, including any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934), all rights to participate in the management and voting of Issuer and all right, title and interest in specific property of Issuer.
“Future Rights” means, with respect to the Pledged Interests: (a) all Equity Interests of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuer, to which a holder of the Equity Interests is or may hereafter become entitled to receive on account of the Pledged Interests; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
“Issuer” means Ark Blue Moon, LLC, a Delaware limited liability company, and any successors thereto, whether by merger or otherwise.
“Pledged Interests” means (a) 100% of the Equity Interests held by Ark Restaurants Corp., and (b) the certificates or instruments representing such Equity Interests, if applicable.
“Proceeds” means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights associated therewith, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments (as defined in the Code), documents (as defined in the Code), accounts (as defined in the Code), contract rights (as defined in the Code), inventory (as defined in the Code), equipment (as defined in the Code), general intangibles (as defined in the Code), payment intangibles (as defined in the Code), deposit accounts (as defined in the Code), chattel paper (as defined in the Code), letter of credit rights (as defined in the Code), letters of credit (as defined in the Code), money (as defined in the Code), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Ark Restaurants Corp.’s limited liability company interests in Issuer, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuer and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto; (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Ark Restaurants Corp. from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights associated with the Pledged Interests, or proceeds thereof.